SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                September 3, 1998
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                            Electropharmacology, Inc.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)




                 Delaware                             0-25828                               95-4315412
                 --------                             -------                               ----------
     (State or other Jurisdiction of          (Commission File Number)                   (I.R.S. Employer
             Incorporation)                                                            Identification No.)

            1109 N.W. 13th Street
             Gainesville, Florida                                                                32601
             --------------------                                                                -----
(Address of Principal Executive Offices)                                                      (Zip Code)




                                 (352) 367-9088
                                 --------------
              (Registrant's telephone number, including area code)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                            ELECTROPHARMACOLOGY, INC.

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits and other portions of the Item 7 of its Form 8-K dated September 3, 1998, and previously filed with the Commission on September 3, 1998, as set forth in the pages attached hereto:


Item 7. Financial Statements and Exhibits

         (a)   Financial Statements of Businesses Acquired

              I. Balance sheets of HealthTech Development, Inc. (a development stage company) as of June 30, 1998 (unaudited), December 31, 1997 and 1996 (audited) and the related statements of operations, shareholders' equity (deficit) and cash flows for the six months ended June 30, 1998 (unaudited) and for the period from December 14, 1993 (inception) to June 30, 1998 (unaudited) and years ended December 31, 1997, 1996 and 1995 (audited) and for the period from December 14, 1993 (inception) to December 31, 1997 (audited).
              II. Audited balance sheet of Delargen Corporation d/b/a Gemini Biotech, Inc. (a development stage company) as of December 31, 1996 and the related statements of operations, stockholder's equity (deficit) and cash flows for the year ended December 31, 1996 and for the period from January 1, 1997 to June 30, 1997 and from January 1, 1996 (inception) to June 30, 1997.
              III. Balance sheets of Gemini Biotech, Ltd. (a development stage partnership) as of June 30, 1998 (unaudited) and December 31, 1997 (audited) and the related statements of operations, partners' capital (deficit) and cash flows for the six months ended June 30, 1998 (unaudited) and the period July 1, 1997 (date of commencement of operations) to June 30, 1998 (unaudited) and for the period July 1, 1997 (date of commencement of operations) to December 31, 1997 (audited).

         (b)   Pro Forma Financial Information

              I. Pro Forma Condensed Combined Balance Sheet as of June 30, 1998 and the related Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 giving effect to (i) the merger of HealthTech Development, Inc. (a development stage company) with and into Electropharmacology, Inc.; (ii) the merger of Gemini Biotech, Ltd. with and into Electropharmacology, Inc.; and
                      (iii) the sale of the medical device business to AA Northvale Medical Associates, Inc.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and
  Board of Directors of
HealthTech Development, Inc. (a development stage company)

We have audited the accompanying balance sheets of HealthTech Development, Inc. (a development stage company) as of December 31, 1997 and 1996, and the related statements of operations, shareholders' equity (deficit) and cash flows for the years ended December 31, 1997, 1996 and 1995 and for the period from December 14, 1993 (inception) to December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HealthTech Development, Inc. (a development stage company) as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997, 1996 and 1995, and for the period December 14, 1993(inception) to December 31, 1997, in conformity with generally accepted accounting principles.

The Company is in the development stage and to date has had limited operations. The continuation of the Company's business is dependent upon its ability to obtain adequate financing arrangements and, ultimately, future profitable operations.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses and will need to achieve profitable operations and obtain adequate financing in order to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Ft. Lauderdale, FL
July 17, 1998


                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                                 BALANCE SHEETS


                                                                                          June 30,           December 31,
                                                                                          --------           -----------
                                                                                            1998          1997        1996
                                                                                            ----          ----        ----
 ASSETS                                                                                   (unaudited)
 Current assets:
    Cash and cash equivalents                                                            $      48    $     809    $   3,619
     Accounts receivable                                                                        --           --       56,000
                                                                                         ---------    ---------    ---------
         Total current assets                                                                   48          809       59,619
                                                                                         ---------    ---------    ---------

Property and equipment                                                                       1,931        1,931        1,931
Less accumulated depreciation                                                                 (965)        (772)        (386)
                                                                                         ---------    ---------    ---------
                                                                                               966        1,159        1,545
                                                                                         ---------    ---------    ---------

                                                                                         $   1,014    $   1,968    $  61,164
                                                                                         =========    =========    =========
LIABILITIES AND STOCKHOLDER'S DEFICIT
 Current liabilities:
    Accounts payable and accrued expenses                                                $  44,500    $  44,500    $ 114,454
                                                                                         ---------    ---------    ---------
         Total current liabilities                                                       $  44,500       44,500      114,454
                                                                                         ---------    ---------    ---------

Stockholders' deficit:
    Common stock, $.01 par value,1,000,000 shares authorized, 3,247 shares issued and outstanding on June 30, 1998, 3,247 shares issued and outstanding on December 31, 1997, 800 shares issued and outstanding on
      December 31, 1996
                                                                                                32           32            8
    Additional paid in capital                                                             194,522      192,522       55,172
    Accumulated deficit during development stage                                          (238,040)    (235,086)    (108,470)
                                                                                         ---------     --------     --------
                                                                                           (43,486)     (42,532)     (53,290)
                                                                                         ---------     --------     --------
                                                                                         $   1,014     $  1,968     $ 61,164
                                                                                         =========     ========     ========

   The accompanying notes are an integral part of these financial statements.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS


                       December 14,                                                                 December 14,
                           1993                                                                        1993
                      (inception) to         Six Months                                           (inception) to
                         June 30,          Ended June 30,            Year ended December 31,       December 31,
                         --------          --------------           -----------------------       ------------
                           1998          1998        1997        1997          1996         1995       1997
                           ----          ----        ----        ----          ----         ----       ----
                        (unaudited)          (unaudited)

Sales                 $ 157,662    $      --      $    --      $    --    $ 121,662    $  36,000    $ 157,662
Cost of sales           133,750           --           --           --       97,750       36,000      133,750
                      ---------    ---------    ---------    ---------    ---------    ---------    ---------

Gross profit             23,912           --           --           --       23,912           --       23,912


Operating expenses:
   General and          156,384        2,664       49,986       89,972       17,838       28,169      153,720
administrative
expenses
   Research and
development costs       104,620          300       17,285       34,570       62,750        5,000      104,320
                       --------    ---------    ---------    ---------    ---------    ---------    ---------


Total operating
expenses                261,004        2,964       62,271      124,542       80,588       33,169      258,040
                       --------    ---------    ---------    ---------    ---------    ---------    ---------

Operating loss         (237,092)      (2,964)     (62,271)    (124,542)     (56,676)     (33,169)    (234,128)
                      ---------    ---------    ---------    ---------    ---------    ---------    ---------


Other income
(expense):
   Interest expense      (2,198)          --       (1,099)      (2,198)          --           --       (2,198)
   Interest income        1,250           10           62          124          448          359        1,240
                      ---------    ---------    ---------    ---------    ---------    ---------    ---------
                           (948)          10       (1,037)      (2,074)         448          359         (958)
                      ---------    ---------    ---------    ---------    ---------    ---------    ---------
Net loss              $(238,040)   $  (2,954)   $ (63,308)   $(126,616)   $ (56,228)   $ (32,810)   $(235,086)
                      =========    =========    =========    =========    =========    =========    =========

                                       5

   The accompanying notes are an integral part of these financial statements.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

          FOR THE PERIOD DECEMBER 14, 1993 (INCEPTION) TO JUNE 30, 1998

                                                                              Accumulated
                                                                               Deficit
                                             Common stock         Additional    During
                                           Number      Par         paid in    Development
                                         Of shares    Value        capital       Stage     Total
                                         ---------    -----        -------       -----     -----
Common stock issued
  December 14, 1993 through
  December 31, 1994                        666    $       7    $  31,022    $      --    $  31,029

Net loss December 14, 1993
  through December 31, 1993                 --           --           --      (19,432)     (19,432)
                                     ---------    ---------    ---------    ---------    ---------

Balance, December 31, 1994                 666            7       31,022      (19,432)      11,597

Common stock issued                        134            1        7,499                     7,500

Capital contributions                       --           --       16,151           --       16,151

Net loss for the year ended
  December 31, 1995                         --           --           --      (32,810)     (32,810)
                                     ---------    ---------    ---------    ---------    ---------

Balance, December 31, 1995                 800            8       54,672      (52,242)       2,438

Contribution of capital                     --           --          500           --          500

Net loss for the year ended
  December 31, 1996                         --           --           --      (56,228)     (56,228)
                                     ---------    ---------    ---------    ---------    ---------

Balance, December 31, 1996                 800            8       55,172     (108,470)     (53,290)

Issuance of stock for
  expenses                                 822            8       46,139           --       46,147

Issuance of stock for rights               500            5       28,065           --       28,070

Issuance of stock for services             800            8       44,904           --       44,912
Issuance of stock for legal
  services                                 325            3       18,242           --       18,245
Net loss for the year ended
  December 31, 1997                         --           --           --     (126,616)    (126,616)
                                     ---------    ---------    ---------    ---------    ---------

Balance, December 31, 1997               3,247           32      192,522     (235,086)     (42,532)
                                     =========    =========    =========    =========    =========


Capital Contribution (unaudited)                                   2,000                     2,000

Net loss for the six months ended
  June 30, 1998 (unaudited)                                                    (2,954)      (2,954)
                                     ---------    ---------    ---------    ---------    ---------
Balance, June 30, 1998 (unaudited)       3,247       $   32   $  194,522    $ 238,040    $ (43,486)
                                     =========    =========    =========    =========    =========


   The accompanying notes are an integral part of these financial statements.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS

                                                         December 14,
                                                             1993
                                                        (inception) to       Six Months               Year ended December 31,
                                                           June 30,        Ended June 30,             ----------------------
                                                           --------        --------------
                                                             1998         1998         1997        1997           1996      1995
                                                             ----         ----         ----        ----           ----      ----
                                                         (unaudited)  (unaudited) (unaudited)
Cash flows from operating activities:
        Net income                                      $(238,040)   $  (2,954)   $ (63,308)   $(126,616)   $ (56,228)   $ (32,810)

       provided by operating
       activities:
     Non-cash professional fees paid in common stock       18,245           --        9,122       18,245          --            --
     Issuance of common stock for expenses
        paid by stockholder                                46,147           --       23,074       46,147          --            --
     Non-cash compensation charge for issuance of
        common stock                                       44,912           --       22,456       44,912          --            --
     Issuance of common stock for intellectual rights      28,070           --       14,035       28,070          --            --

     Depreciation and amortization                            965          193          193          386         386            --

 Changes in assets and liabilities:
     Decrease (increase) in:
        Accounts receivables                                   --          --        28,000       56,000     (40,000)      (16,000)
        Other assets
                                                               --          --            --           --         --            932
     Increase (decrease) in:
        Accounts payable and accrued expenses              44,500          --      (31,321)    (69,954)       97,650         16,800
                                                        ---------   ---------    ---------   ---------     ---------      ---------
          Total adjustments                               182,839          193      65,559     123,806        58,036          1,732
                                                        ---------   ---------    ---------   ---------     ---------      ---------

    Net cash provided (used) by operating activities      (55,201)     (2,761)      (2,251)      2,810         1,808        (31,078)
                                                        ---------   ---------    ---------   ---------     ---------      ---------

Cash flows used for investing activities:
     Purchase of property and equipment                    (1,931)         --           --          --        (1,931)            --
                                                        ---------   ---------    ---------   ---------     ---------      ---------
Net cash used for investing activities                     (1,931)         --           --          --        (1,931)            --

Cash flows from financing activities:
     Proceeds from sale of securities                      38,529          --           --          --            --          7,500
     Proceeds from capital contribution                    18,651       2,000           --          --           500         16,151
                                                        ---------   ---------    ---------   ---------     ---------      ---------
     Net cash from financing activities                    57,180       2,000           --          --           500         23,651
                                                        ---------   ---------    ---------   ---------     ---------      ---------
Net increase (decrease) in cash                                48        (761)      (2,251)     (2,810)          377        (7,427)

Cash and cash equivalents, beginning                           --         809          809       3,619         3,242         10,669
                                                        ---------   ---------    ---------   ---------     ---------      ---------
Cash and cash equivalents, ending                       $      48          48        3,060         809         3,619          3,242
                                                        =========   =========    =========   =========     =========      =========
Supplemental disclosure of cash flow information:
        Cash paid for interest during the period        $       -   $       -    $       -   $       -     $       -      $       -
                                                        =========   =========    =========   =========     =========      =========




                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                                                                       December 14,
                                                                          1993
                                                                     (inception) to
                                                                       December 31,
                                                                       ------------
                                                                          1997
                                                                          ----
Cash flows from operating activities:
        Net income                                                        $(235,086)

       provided by operating
       activities:
     Non-cash professional fees paid in common stock                         18,245
     Issuance of common stock for expenses
        paid by stockholder                                                  46,147
     Non-cash compensation charge for issuance of
        common stock                                                         44,912
     Issuance of common stock for intellectual rights                        28,070

     Depreciation and amortization                                              772

 Changes in assets and liabilities:
     Decrease (increase) in:
        Accounts receivables                                                     --
        Other assets                                                             --

     Increase (decrease) in:
        Accounts payable and accrued expenses                                44,500
                                                                          ---------
          Total adjustments                                                 182,646
                                                                          ---------

    Net cash provided (used) by operating activities                        (52,440)
                                                                          ---------

Cash flows used for investing activities:
     Purchase of property and equipment                                      (1,931)
                                                                          ---------
Net cash used for investing activities                                       (1,931)
                                                                          ---------

Cash flows from financing activities:
     Proceeds from sale of securities                                        38,529

     Proceeds from capital contribution                                      16,651
                                                                          ---------
     Net cash from financing activities                                      55,180
                                                                          ---------

Net increase (decrease) in cash                                                 809

Cash and cash equivalents, beginning                                             --
                                                                          ---------
Cash and cash equivalents, ending                                         $     809
                                                                          =========

Supplemental disclosure of cash flow information:
        Cash paid for interest during the period                          $       -
                                                                          =========

Non cash transactions were as follows:
   Legal fees amounting to $18, 245 were paid in 1997 by issuing 325 share of common stock valued at $56.14 per share.
   Operating expenses amounting to $46,147 paid by the officers of the Company were paid in 1997 by issuing 822 shares of common stock valued at $56.14 per share including interest of $2,198.
   Officers were issued 800 shares of common stock for services rendered in 1997, valued at $56.14 per share. An officer was issued 500 shares of common stock in payment for intellectual rights valued at $56.14 per share.

   The accompanying notes are an integral part of these financial statements.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)


1.       SIGNIFICANT ACCOUNTING POLICIES

Organization - HealthTech Development, Inc., (the "Company"), was incorporated in the State of Texas on December 14, 1993. The Company was formed to acquire, develop and commercialize emerging biomedical technologies. The Company is in the development stage and its efforts through December 31, 1997, have primarily involved providing consulting services to other biotech-related companies and universities.

Cash and cash equivalents - Cash and cash equivalents are defined as cash and investments that have a maturity of less than three months.

Research and development - Research and development costs are expensed as incurred. Payments related to the acquisition of technology rights, for which development work is in process, are expensed and considered a component of research and development costs.

Income taxes - The Company with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock-Based Compensation - The Company accounts for stock-based awards using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"). Accordingly, no compensation cost has been recognized for its stock options. The Company provides additional pro forma disclosures as required under Statement of Financial Accounting Standard, No. 123, "Accounting for Stock-Based Compensation" ("FAS 123").

2.       GOING CONCERN CONTINGENCY

The Company has minimal capital available to meet future obligations and to carry out its planned operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

In order to continue any significant operations, the Company will have to pursue other sources of capital, such as raising equity, and the acquisition of other profitable operations. The Company is also negotiating a sale of the Company to another biotech-related company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

3.       RELATED PARTY TRANSACTIONS

The Company was paid for consulting services it performed for a related biotech company. The services were provided pursuant to an oral agreement. The biotech company was related by having common shareholders. The Company paid its former President for performing the consulting services. Consulting income from the related company was $80,000 and $36,000, respectively for 1996 and 1995. Consulting service expense was charged for the same amount in each year. The Company paid its former President $57,500, $40,250, and $32,000 respectively for 1997, 1996, and 1995 for these as well as other consulting services.

4.       STOCKHOLDERS' EQUITY

From inception through December 31, 1994, the founding shareholders were issued
666.7 shares for total consideration of $31,029. On December 31, 1995, the Company sold 133.3 shares to an unrelated third party for $7,500 or $56.14 per share. In 1995, the shareholders contributed $16,151 to capital. In 1996, one shareholder contributed $500 to capital.

On January 31, 1997, the Company issued 822 shares of common stock valued at $56.14 per share for expenses totaling $46,147, paid by the present Chairman of the Board when he was the President and Chief Executive Officer of the Company. The expenses principally related to 1996 and were charged in that period. Interest expense of $2,198 was included in the agreement. At the same time, the Company issued 500 shares in exchange for the assignment and transfer of all his rights with respect to possible business opportunities involving the following:
Physical Optics Corporation, GeneQuest Incorporated and Baxter Healthcare. These rights were valued at $56.14 per share or a total of $28,070. In addition, the Company issued 200 shares to the Chairman in exchange for an agreement to commit to devote a portion of his time during 1997 to attempt to maximize the value of the Company. The Company valued this commitment at $11,228 or $56.14 per share. On the same date, the Company issued 600 shares to the present President in exchange for an agreement to commit to devote a portion of his time during 1997 to attempt to maximize the value of the Company. The Company valued this commitment at $33,684 or $56.14 per share.

On July 15, 1997, the Company issued to its attorney 325 shares of common stock for legal services totaling $18,245. The shares were issued based on $56.14 per share.

On January 31, 1997, the Company granted stock options for 154 shares of common stock to the President and three shareholders at an exercise price of $1,000 per share, exercisable at any time prior to January 1, 1998. The options were not exercised and have expired.

On December 29, 1995, the Company granted stock options for 45 shares of common stock to two individuals at an exercisable price of $1,000 per share, exercisable at any time prior to January 1, 1998. The options were granted as an inducement for grantees to invest $700,000 each to purchase shares of common stock. The options were not exercised and have expired.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

4. STOCKHOLDERS' EQUITY (continued)

The options outstanding at the end of each of the last three years and changes in options in each of those years are summarized as follows:

                                                                    Weighted
                                     Number of   Exercise price   Average Price
                                      Shares       Per share        Per share
                                      ------       ---------        ---------
Outstanding, January 1, 1995             -                -                -
  Granted                               45            1,000            1,000
  Exercised                              -                -                -
                                   -------       ----------        ---------
Outstanding, December 31, 1995          45            1,000            1,000
  Granted                                -                -                -
  Exercised                              -                -                -
Outstanding, December 31, 1996          45            1,000            1,000
                                   -------       ----------        ---------
  Granted                              154            1,000            1,000
  Exercised                              -                -                -
                                   -------       ----------        ---------
Outstanding, December 31, 1997      $  199       $    1,000            1,000
                                   =======       ==========        =========

Options exercisable at the end of each fiscal year are as follows:
                                                                   Weighted
                                Number of     Exercise price     Average Price
                                 Shares         Per share         Per share
                                 ------         ---------         ---------
December 31,1995                     45           $  1,000        $  1,000
December 31, 1996                    45              1,000           1,000
December 31, 1997                   199              1,000           1,000

The options outstanding at December 31, 1997 expired on January 1, 1998.

FASB Statement 123, "Accounting for Stock based Compensation"("FASB 123"), requires the Company to provide pro forma information regarding net income and earning per share as if compensation cost for the Company's options or warrants has been determined in accordance with the fair value based method prescribed in FASB 123. The Company estimates the fair value of each stock option or warrant at the grant date by using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants in the current period: a dividend yield of 0%, estimated volatility of 0%, a risk-free interest rate of 5.50%, and an expected life of nine month to two years. Under the accounting provisions of FASB 123, the Company's net loss and net loss per common share would have been unchanged.

                          HEALTHTECH DEVELOPMENT, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

5. RESEARCH AND DEVELOPMENT ACTIVITIES

The Company was formed in 1993 to acquire develop and commercialize emerging biomedical technologies. The Company has entered into options to license and/or license agreements with certain national laboratories and universities. The Company initially focused on technologies related to the development of vaccines, diagnostics for cancer and certain biodegradable materials and achieved controlled release of biological substances to improve the function of orthopedic devices. The Company abandoned two development projects related to cancer vaccine development and biomaterials for bone healing with orthopedic devices. In 1997, certain numbers of the Company's exclusive licenses were terminated by the licensors as a result of discontinuation of related development activities by the Company. The Company is the assignee of intellectual property rights, including pending patent applications, with respect to certain technologies related to biodegradable materials for the controlled release of pharmaceutically active materials, the design of small molecule drugs for the treatment of cancer spread and the creation of genetic databases and genetic tests for certain diet-regulated diseases. The Company maintains an exclusive license to a United States patent related to a method of detection of certain malignant cancers, although there can be no assurance that the Company will be able fund further development (see note 2 Going Concern Contingency). The Company's management does not believe that the termination of this license will have a material adverse effect on the Company's contemplated product development programs.

The Company entered into two Sponsored Research Agreements with an educational institution on January 1, 1996, which expired on December 31, 1997. The Company was to sponsor the research and obtain the rights to intellectual property developed during the course of such research with a view to profitable commercialization of such intellectual property. The Company made the initial payments of $6,250 on February 8, 1996. Additional payments of $152,061 were due on September 1, 1996 and $93,447 on September 1, 1997 and were not paid. The Company was in default of the agreements and the agreements were terminated. The Company had total liability under the terms of the agreements, to pay all reasonable expenses incurred or committed to be expensed as of the effective termination date, including salaries for appointees for the remainder of their appointment. Although the Company will not get the intellectual rights, if any, to the research, it has provided an estimate of $25,000 to meet future contingencies related to this agreement.

6. SUBSEQUENT EVENT
On August 24, 1998, the Company split its shares 1,950.53 for one. The Company was merged into Electropharmacology, Inc. ("EPi"), with the shareholders of HTD receiving an aggregate of 6,172,095 shares of the Company's common stock (such number of shares being substantially equivalent to the number of shares of the EPi's common stock outstanding at such time, or 6,333,385 shares).

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors
Delargen Corporation
d/b/a Gemini Biotech, Inc.


We have audited the accompanying balance sheet of Delargen Corporation d/b/a Gemini Biotech, Inc. (a development stage company) as of December 31, 1996 and the related statements of operations, stockholder's equity (deficit) and cash flows for the year ended December 31, 1996 and for the period from January 1, 1997 to June 30, 1997 and from January 1, 1996 (inception) to June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Delargen Corporation d/b/a Gemini Biotech, Inc. (a development stage company) as of December 31, 1996 and the results of its operations and its cash flows for the periods from January 1, 1997 to June 30, 1997 and from January 1, 1996 (inception) to June 30, 1997 in conformity with generally accepted accounting principles.

The Company is in the development stage and to date has had limited operations. The continuation of the Company's business is dependent upon its ability to maintain future profitable operations.



September 28, 1998

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

ASSETS
Current assets:
     Cash and cash equivalents                                                    $  33,519
     Accounts receivable                                                              4,000
     Accounts receivable-related parties                                             31,426
                                                                                  ----------
         Total current assets                                                        68,945

Property and equipment, net                                                          92,044

Other assets:
     Investment in partnership                                                       18,000
     Organizational and loan costs, net                                                 575
                                                                                  ----------
         Total other assets                                                          18,575
                                                                                  ----------
             Total assets                                                         $ 179,564
                                                                                  ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
     Current maturities of long-term debt                                         $  36,324
     Accounts payable                                                                 4,949
     Note payable-related party                                                       5,000
                                                                                  ----------
         Total current liabilities                                                   46,273

Long-term debt                                                                      120,569

Stockholder's equity:
     Common stock--$.01 par value; 1,000,000 authorized;                              1,000
        100,000 shares outstanding
     Additional paid-in capital                                                      40,000
     Deficit accumulated during the development stage                               (28,278)
                                                                                  ----------
         Total stockholder's equity                                                  12,722
                                                                                  ----------
             Total liabilities and stockholder's deficit                          $ 179,564
                                                                                  ==========

   The Accompanying notes are an integral part of these financial statements

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS


                                                            January 1,      January 1, 1996      January 1, 1996
                                                                1997         (Inception)           (Inception)
                                                                 to               to                   to
                                                          June 30, 1997     December 31, 1996   June 30, 1997
                                                         -----------------  -----------------  -----------------
Revenues:
       Sales                                                 $  16,244          $  10,107          $  26,351

Cost and expenses:
       Cost of sales                                             2,544              6,060              8,604
       General and administrative                               36,149             16,743             52,892
                                                         -----------------  -----------------  -----------------

           Total cost and expenses                              38,693             22,803             61,496
                                                         -----------------  -----------------  -----------------

Loss from operations                                           (22,449)           (12,696)           (35,145)

Other expenses:
       Interest expense                                          5,759             15,582             21,341
                                                         -----------------  -----------------  -----------------

Net loss                                                     $ (28,208)         $ (28,278)         $ (56,486)
                                                         =================  =================  =================

   The Accompanying notes are an integral part of these financial statements

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY




                                                                                                          Deficit
                                                              Common Stock                              Accumulated
                                                             $.01 Par Value              Additional      During the
                                                      ------------------------------      Paid-in        Development
                                                           Shares          Amount         Capital           Stage
                                                      ---------------   ------------   -------------  ----------------
Common stock issued at inception
     of Company                                            100,000        $ 1,000        $ 40,000
Net loss--January 1, 1996 (inception)
     through December 31, 1996                                                                            $ (28,278)
                                                      ---------------   ------------   -------------  ----------------
Balance--December 31, 1996                                 100,000          1,000          40,000           (28,278)

Net loss--January 1, 1997
     through June 30, 1997                                                                                  (28,208)
                                                      ---------------   ------------   -------------  ----------------

Balance--June 30, 1997                                     100,000        $ 1,000        $ 40,000         $ (56,486)
                                                      ===============   ============   =============  ================

   The Accompanying notes are an integral part of these financial statements

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS

                                                                                     Inception        Inception
                                                                   January 1,        January 1,       January 1,
                                                                      1997             1996             1996
                                                                       to               to               to
                                                                    June 30,        December 31,       June 30,
                                                                      1997             1996             1997
                                                                ---------------- ----------------- ---------------
Cash flows from operating activities:
   Net  (loss)                                                    $ (28,208)         $ (28,278)       $ (56,486)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                                 10,436              1,123           11,559
       Changes in operating assets and liabilities:                       -
         (Increase) in accounts receivable                            4,000             (4,000)               0
         (Increase) in accounts receivable - related parties         31,426            (31,426)               0
         (Increase) in other assets                                       -               (575)            (575)
         Increase in accounts payable                                (5,556)             4,949             (607)
                                                                ---------------- ----------------- ---------------
Total adjustments                                                    40,306            (29,929)          10,377
                                                                ---------------- ----------------- ---------------

Net cash used for operating activities                               12,098            (58,207)         (46,109)


Cash flows from investing activities:
   Purchase of equipment and other fixed assets                     (26,788)           (93,167)        (119,955)
   Investment in partnership                                         (6,000)           (18,000)         (24,000)
                                                                ---------------- ----------------- ---------------

Net cash used for investing activities                              (32,788)          (111,167)        (143,955)


Cash flows from financing activities:
   Increase in shareholder debt                                       1,476                               1,476
   Increase in note payable-related parties                               -              5,000            5,000
   Proceeds from advances on SBA loan                                     -             75,000           75,000
   Payments to reduce SBA loan                                       (5,357)            (3,571)          (8,928)
   Proceeds from capital lease financing                                                87,560           87,560
   Payments to reduce capital lease financing                        (8,454)            (2,096)         (10,550)
   Proceeds from stock issuance                                                         41,000           41,000
                                                                ---------------- ----------------- ---------------

Net cash provided by financing activities                           (12,335)           202,893          190,558
                                                                ---------------- ----------------- ---------------

Net increase (decrease) in cash                                     (33,025)            33,519              494

Cash at beginning of period                                          33,519                  -                -
                                                                ---------------- ----------------- ---------------

Cash at end of period                                             $     494          $  33,519        $     494
                                                                ================ ================= ===============

Supplemental disclosure of cash flow information:
     Cash paid for interest during the period                     $   5,759          $  15,582        $  21,341
                                                                ================ ================= ===============
     Cash paid for income tax during the period                   $       -          $       -        $       -
                                                                ================ ================= ===============

   The Accompanying notes are an integral part of these financial statements

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization - Delargen Corporation d/b/a Gemini Biotech, Inc. (the "Company") is a biotechnology company incorporated in Texas on December 7, 1995. It commenced operations on January 1, 1996 as a provider of synthesis of nucleobases, their analogs and polymers for research purposes. On May 31, 1996, the Company filed an assumed name certificate and began doing business as Gemini Biotech, Inc. The Company is in the development stage and its efforts from January 1, 1996 (inception) through June 30, 1997 primarily involved laboratory services to other biotech companies or universities.

Cash and cash equivalents - Cash and cash equivalents are defined as cash and investments that have a maturity of less than three months.

Inventories - Inventory is stated at cost, which is the lower of cost (first-in, first-out) or market.

Property and Equipment - Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The lives range from three to five years.

Revenue recognition - The Company recognizes revenue when the products are shipped to the customer.

Organizational costs - Significant costs related to the organization of the company were deferred and amortized over a period of five years.

Income taxes - The Company accounts for income taxes on an asset and liability approach to financial accounting. Deferred income tax assets and liabilities are computed annually for the difference between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities. The Company made no provision for taxes because there has not been any taxable profit since its inception.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)


2.       GOING CONCERN CONTINGENCY

The Company incurred losses for the year ended December 31, 1996 and for periods from January 1, 1997 to June 30, 1997 and from January 1, 1996 to June 30, 1997. Management's plans in regard to these matters are to increase the revenue for the laboratory service business and to commence research activities with its scientific staff, and to obtain grant funding.

The Company is also negotiating a sale of the Company to another biotech-related company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


3.       PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 1996:

                Furniture and fixtures                                              $         5,617
                Laboratory equipment                                                         87,550
                                                                                    ---------------
                                                                                             93,167
                 Less: accumulated depreciation                                              (1,123)
                                                                                    ---------------
                 Property and equipment, net                                        $        92,044
                                                                                    ===============

Depreciation expense charged to income was $1,123 in 1996.

4.       LOAN AND NOTE AGREEMENTS

On April 30, 1996, the Company entered into loan and note agreement with a bank and the U. S. Small Business Administration (SBA) for $75,000. The SBA guarantees eighty percent of the loan. The loan is to be repaid in eighty-four principal installments of $892.86 plus interest. The interest rate is two and three quarters of a percent over the minimum prime rate as published in the Money Rate Section of the Wall Street Journal The final payment is due March 30, 2003. Collateral for the loan is all of the Company's equipment, inventory and accounts receivable. In addition, the loan is guaranteed by the Company's stockholder. As of December 31, 1996 the outstanding loan balance was $71,428.

Maturities of the note payable for the next five years are as follows:

          December 31,                                                 Amount
          ------------                                                 ------
            1997                                              $         10,714
            1998                                                        10,714
            1999                                                        10,714
            2000                                                        10,714
            2001                                                        10,714
            Thereafter                                                  17,858

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)

5.       CAPITAL LEASE AGREEMENTS

On January 1, 1998 the Company entered into a capital lease agreement for the acquisition of laboratory equipment at a cost of $72,000. The lease agreement required thirty-six payments of $2,241 and one balloon payment of $7,212. Payment amounts included principal, interest at a rate of 13.319% and taxes. In addition to the collaterized equipment covered by the lease, payments required under the lease agreement were guaranteed by the Company's stockholder. For financial reporting purposes, minimum lease payments relating to the equipment have been capitalized. The lease expires December 2000. The leased property under capital lease as of December 31, 1996 had a cost of $72,000, accumulated amortization of $0 and a net book value of $72,000. Amortization of the leased property is included in depreciation expense.

The future minimum lease payments under capital lease and the net present value of the future minimum lease payments at December 31, 1996 were as follows:

          Total minimum lease payments                             $   87,702

          Amount representing interest                                 15,702

          Present value of net minimum lease payments                  72,000

          Current portion                                              19,087

          Long-Term capital lease obligation                       $   52,913


6.       RESEARCH AND DEVLOPMENT ACTIVITES

The Company was formed December 1995 and as of January 1996 started to acquire, develop and commercialize biomedical technologies and products. The Company is engaged in the custom synthesis of oligonucleotides, peptides, genes and novel nucleosides. The research activities focus on the design and synthesis of therapeutic drugs and diagnostic agents using nucleic acid based compounds. The Company has built a library of proprietary and exclusively licensed compounds for the treatment of cancer and rheumatoid arthritis.

7.       INCOME TAXES

The tax effect of the net operating losses were recorded in 1997 and 1996 as a deferred tax asset since the realization was uncertain. The Company did not record a federal or state income tax expense for 1997. At December 31, 1997, the Company has approximately $56,485 in federal tax loss carryforwards that expires in 2011.

                              DELARGEN CORPORATION
                           D/B/A GEMINI BIOTECH, INC.
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (Continued)


8.       SUBSEQUENT EVENTS

On July 1, 1997, the Company transferred all its assets and business to Gemini Biotech, Ltd., ("Gemini") for a one percent general partnership interest in the partnership. On August 18, 1998, the partners transferred all the limited partnership interests in Gemini, a privately held Texas limited partnership and all the stock of the Company, the general partner, to Gemini Health Technologies L.P., a newly-formed Delaware limited partnership (the Partnership). The Partnership is owned by a publicly held company, Electropharmacology, Inc. ("EPi"). The assets are being exchanged for 6,000,000 partnership units in the Partnership, which partnership units are exchangeable, subject to certain restrictions, for shares of the EPi's common stock, on the basis of one share of EPi's common stock for each partnership unit (subject to adjustment in the case of certain events concerning EPi and/or the Partnership).

The effect of the transaction is that the business previously conducted by EPi and Gemini is now being conducted by the Partnership and Gemini, with EPi Sub being the general partner of the Partnership and the Jayaramans being the limited partner of the partnership, and the Partnership being the limited partner of Gemini and GBI remaining as the limited partner of the Partnership. At such time as the Jayaramans exchange all of their partnership units in the Partnership for shares of EPi's common stock, it is expected that the Partnership and Gemini will be dissolved, EPi Sub will be dissolved and all of such businesses will be conducted by EPi.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Partners and
Limited Partners of
Gemini Biotech, Ltd.


We have audited the accompanying balance sheet of Gemini Biotech, Ltd. (a development stage partnership) as of December 31, 1997 and the related statements of operations, partners' capital (deficit) and cash flows for the period July 1, 1997 (date of commencement of operations) to December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gemini Biotech, Ltd. as of December 31, 1997 and the results of its operations and its cash flows for the period July 1, 1997 to December 31, 1997 in conformity with generally accepted accounting principles.

The Partnership is in the development stage and to date has had limited operations. The continuation of the Partnership's business is dependent upon its ability to maintain future profitable operations.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 2 to the financial statements, the Partnership has incurred a significant loss in the period from July 1, 1997 to December 31, 1997 and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The Partnership was not in compliance with certain of the ratios relating to net work contained in a loan obtained from an insurance company. The insurance company currently has the right to accelerate payment of the note. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



June 30, 1998

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                                  BALANCE SHEET

                                                                                           June 30,        December 31,
ASSETS                                                                                       1998             1997
                                                                                             ----             ----
                                                                                         (unaudited)
Current assets:
    Cash and cash equivalents                                                           $    49,407        $   454,992
    Cash-restricted                                                                         235,657            235,657
    Accounts receivable                                                                      57,697             43,090
    Inventory                                                                                 7,528              5,000
    Prepaid expense                                                                             --               3,125
                                                                                        -----------        -----------
         Total current assets                                                               380,488            741,864
                                                                                        -----------        -----------

Property and equipment, net                                                                 252,976            185,864
                                                                                        -----------        -----------

Other assets:
   Organizational and loan costs, net                                                        67,034             71,737
   Deposits                                                                                   3,350              3,350
                                                                                        -----------        -----------
          Total other assets                                                                 70,384             75,087
                                                                                        -----------        -----------

                                                                                       $    703,848       $  1,002,815
                                                                                        ===========        ===========
LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)
Current liabilities:
    Current maturities of long-term debt                                               $     97,185       $     97,185
    Accounts payable                                                                             --             26,818
    Accrued expenses                                                                         90,840             15,408
    Sales tax payable                                                                            --              3,748
                                                                                        -----------        -----------

         Total current liabilities                                                          188,025            143,159
                                                                                        -----------        -----------
Long-term debt                                                                              932,791          1,180,325
                                                                                        -----------        -----------

Partnership capital (deficit):
    General partner                                                                         (85,656)          (101,573)
    Limited partners                                                                       (331,312)          (219,096)
                                                                                        -----------        ------------

       Total partnership capital (deficit)                                                 (416,967)          (320,669)
                                                                                        -----------        ------------

                                                                                       $    703,848      $   1,002,815
                                                                                        ===========        ============

    The accompanying notes are an integral part of these financial statements

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                             STATEMENT OF OPERATIONS



                                                                   For the Period              For the Period
                                            Six Months              July 1, 1997                July 1, 1997
                                              ended               (commencement) to          (commencement) to
                                            June 30,                   June 30                  December 31,
                                            --------                   -------                  ------------
                                               1998                     1998                        1997
                                               ----                     ----                        ----
                                           (unaudited)               (unaudited)                (unaudited)
Sales, net of sales returns and          $     416,962             $    534,980                $    118,018
allowances
Cost of sales                                 (205,817)                (298,436)                    (92,619)
                                         ---------------          ----------------            ----------------

         Gross profit                          211,145                  236,544                      25,399
                                         ---------------          ----------------            ----------------

Selling, general and administrative           (327,681)                (520,850)                   (193,169)
                                         ---------------          ----------------            ----------------
expenses

         Loss from operations                 (116,536)                (284,306)                   (167,770)

Other income (expense):
     Interest expense                                -                  (71,622)                    (71,622)
     Interest income                             6,584                   19,617                      13,033
                                         ---------------          ----------------            ----------------
     Total other income (expense)                6,584                  (52,005)                    (58,589)
                                         ---------------          ----------------            ----------------

Net loss                                  $   (109,952)            $   (336,311)               $   (226,359)
                                         ===============          ================            ================



   The accompanying notes are an integral part of these financial statements.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                   STATEMENT OF PARTNERSHIP CAPITAL (DEFICIT)

        FOR THE PERIOD JULY 1, 1997 (date of commencement of operations)
                                TO JUNE 30, 1998


                                              General           Limited           Limited
                                              Partner           Partner           Partner            Total
                                              -------           -------           -------            -----
Profit percentage                                   1%             49.5%             49.5%              100.%
                                          ===============    ============       ===========       ===========

Contribution of assets                    $         -         $   2,500         $   2,500         $   5,000

Distributions                                 (99,310)                -                 -           (99,310)

Net loss during development
  Stage                                        (2,263)         (112,048)         (112,048)         (226,359)
                                           --------------    ------------     -------------       -----------

Balance, December 31, 1997                $  (101,573)       $ (109,548)        $(109,548)        $(320,669)
                                           --------------    ------------     -------------       -----------

Net loss for six months ended
  June 30, 1998 (unaudited)               $    (1,100)       $  (54,426)        $ (54,426)        $(109,952)

Distributions                                  17,018            (1,682)           (1,682)           13,654
                                          ---------------    ------------     -------------       -----------
Balance, June 30, 1998 (unaudited)        $   (85,655)       $ (165,656)        $(165,656)        $ 416,967
                                          ===============   =============     =============     =============

   The accompanying notes are an integral part of these financial statements.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                             STATEMENT OF CASH FLOWS


                                                                           For the Period        For the Period
                                                         Six Months         July 1, 1997          July 1, 1997
                                                            Ended         (commencement) to    (commencement) to)
                                                        June 30, 1998       June 30, 1998       December 31, 1997
                                                        -------------       -------------       -----------------
                                                         (unaudited)         (unaudited)
Cash flows from operating activities:
        Net loss                                        $  (109,952)         $  (336,311)          $  (226,359)
                                                        ------------         ------------          ------------
Adjustment to reconcile net income to net
    cash provided by operating activities:
        Depreciation and amortization                        40,005               68,410                28,405
      Changes in assets and liabilities:
        Decrease (increase) in:
           Accounts receivable                              (14,607)             (57,697)              (43,090)
           Inventory                                         (2,528)              (7,528)               (5,000)
           Prepaid expense                                    3,125                   --                (3,125)
           Deposits                                              --               (3,350)               (3,350)
        Increase (decrease) in:
           Accounts payable                                 (26,818)                  --                26,818
           Accrued expenses                                  72,540               87,948                15,408
           Sales tax payable                                 (3,748)                  --                 3,748
                                                        ------------         ------------          ------------
           Total adjustments                                 67,469               87,783                19,814
                                                        ------------         ------------          ------------
    Net cash used in operating activities                   (41,983)            (248,528)             (206,545)
                                                        ------------         ------------          ------------
Cash flows used for investing activities:

        Purchase of property and equipment                  (98,714)            (306,608)             (207,894)
        Organizational and loan costs incurred               (3,700)             (81,812)              (78,112)
                                                        ------------         ------------          ------------
    Net cash used in investing activities                  (102,414)            (388,420)             (286,006)
                                                        ------------         ------------          ------------
Cash flows from financing activities:
        Proceeds from note payable                               --            1,315,000             1,315,000
        Principal payments on note payable                  247,534)            (285,024)              (37,490)
        Distributions to general partner                    (17,018)            (116,328)              (99,310)
        Contributions by limited partners                     3,364                8,364                 5,000
                                                        ------------         ------------          ------------
    Net cash provided by financing activities              (261,188)             922,012             1,183,200
                                                        ------------         ------------          ------------

Net increase (decrease) in cash                            (405,585)             285,064               690,649
Cash and cash equivalents, beginning                        690,649                   --                    --
Cash and cash equivalents, ending                       $   285,064          $   285,064           $   690,649
                                                        ============         ============          ============
 Supplemental disclosure of cash flow information:
        Cash paid for interest during the period        $    56,312          $   127,934           $    71,622
                                                        ============         ============          ============


   The accompanying notes are an integral part of these financial statements.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization - Gemini Biotech, Ltd. (the "Partnership") is a biotechnology partnership formed in Texas on January 15, 1997. It commenced operations on July 1, 1997 as a provider of synthesis of nucleobases, their analogs and polymers for research purposes. The partnership was formed by the contribution of assets from its general partner Delargen Corporation and its limited partners Krishna Jayaraman and Sharma Jayaraman. The general partner contributed a service business and laboratory equipment at book value. Since the assets were less than the liabilities assumed, the partnership recorded a distribution of $99,310. The limited partners contributed their interest in certain inventory of nucleobases and polymers. The inventory was contributed at the partners' cost of $5,000. The Partnership is in the development stage and its efforts through December 31, 1997 primarily involved laboratory services to other biotech companies or universities.

Cash and cash equivalents - Cash and cash equivalents are defined as cash and investments that have a maturity of less than three months.

Inventories - Inventory is stated at cost, which is the lower of cost or market.

Property and Equipment - Property and equipment are recorded at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The lives range from three to seven years. Leasehold improvements are being amortized over the remaining term of the lease of 18 months.

Revenue recognition - The Partnership recognizes revenue when the products are shipped to the customer.

Deferred Loan costs - The Partnership incurred costs in obtaining financing which have been deferred and are being amortized over 101 months.

Organizational costs - Significant costs related to the organization of the partnership are deferred and amortized over a period of five years.

Research and development - Research and development costs are expensed as incurred.

Income Taxes - The Company is formed as a partnership. All taxable income or loss flows through to the partners. Accordingly, no income tax expense or liability is recorded in the accompanying financial statements.

Fair Value of Financial Instruments - The fair value of the Partnership's financial instruments such as account receivables, accounts payable, and notes payable approximate their carrying value.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                          NOTES TO FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.       GOING CONCERN CONTINGENCY

The Partnership incurred a significant loss for the period from July 1, 1997 to December 31, 1997 and had a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. The Partnership was not in compliance with certain of the ratios relating to net work contained in a loan obtained from an insurance company. The insurance company currently has the right to accelerate payment of the note. Management's plans in regard to these matters are to increase the revenue for the laboratory service business and to commence research activities with its scientific staff, and to obtain grant funding.

The Partnership is also negotiating a sale of the Partnership to another biotech-related company. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


3.       PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31, 1997:

     Laboratory equipment                                                                $     179,775
     Furniture and fixtures                                                                      9,291
     Computers                                                                                  12,874
     Leasehold improvements                                                                      5,954
                                                                                         ---------------
                                                                                               207,894
      Less: accumulated depreciation and
         Amortization                                                                           22,030
                                                                                         ---------------

      Property and equipment, net                                                        $     185,864
                                                                                         ===============

Depreciation and amortization expense charged to income was $22,030 in 1997.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                          NOTES TO FINANCIAL STATEMENTS


4.   LOAN AND NOTE AGREEMENTS

On June 27, 1997, the Partnership entered into loan and note agreements (the "Agreement") with an insurance company in the amount of $1,315,000. The loan amortizes over 101 payments ending July 1, 2006. Interest is at two points over prime. At December 31, 1997, the rate was 10.50%. The collateral for the note is all the Partnership's assets including accounts receivable, inventory, property and equipment owned by the Partnership and to be acquired in the future. In addition, the loan is guaranteed by the Rural Biological Science Department of the Federal Drug Administration. The limited partners have personally guaranteed the repayment of this indebtedness.

As of December 31, 1997, the Partnership had been advanced $1,079,343 of the total loan. The insurance company had recorded the transaction as though the partnership borrowed the entire $1,315,000 at the inception of the loan. The insurance company had retained the balance as of December 31, 1997 of $235,657 in a bank. The amount is restricted awaiting documentation for the Partnership to draw down the balance.

The Agreement states the Partnership must maintain certain financial covenants principally relating to working capital, fixed charge ratios and net worth. The covenants also include a limitation on compensation and distributions. All of the amounts outstanding under the Agreement will become due and payable if an event of default occurs. The Partnership was not in compliance with certain of the ratios relating to net worth. The insurance company currently has the right to accelerate payment of the note.

Maturities of the note payable for the next five years are as follows:

December 31,                                                                                  Amount
  1998                                                                                   $    97,185
  1999                                                                                        90,909
  2000                                                                                       121,273
  2001                                                                                       134,688
  2002                                                                                       149,531
              Thereafter                                                                     683,924
                                                                                         ------------
                                                                                         $ 1,277,510
                                                                                         ============

5.       RESEARCH AND DEVLOPMENT ACTIVITES

The Partnership was formed in 1997 to acquire, develop and commercialize biomedical technologies and products. The Partnership is engaged in the custom synthesis of oligonucleotides, peptides, genes and novel nucleosides. The research activities focus on the design and synthesis of therapeutic drugs and diagnostic agents using nucleic acid based compounds. The Partnership has built a library of proprietary and exclusively licensed compounds for the treatment of cancer and rheumatoid arthritis.

                              GEMINI BIOTECH, LTD.
                        (A Development Stage Partnership)

                          NOTES TO FINANCIAL STATEMENTS


6.       CONCENTRATION OF CREDIT RISK AND SALES

During the year the Partnership maintained cash balances in excess of the Federally insured limits. The funds are with a major money center bank. Consequently, the Partnership does not believe that there is a significant risk in having these balances in one financial institution. The cash balance at December 31, 1997 was $454,992.

One customer accounted for approximately 41% of the Partnership's sales for the period July 1, 1997 (date of commencement of operations) to December 31, 1997.

7.       COMMITMENTS AND CONTINGENCIES

The Partnership leases its office and laboratory facility under a 20-month lease expiring February 28, 1999. The monthly rental is $3,350 and pass through of expenses. Rent expense was $20,100 for the period ended December 31, 1997. Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1997, for each of the next 5 years and in the aggregate are:


YEARS ENDING DECEMBER 31,                                                         AMOUNT
-------------------------                                                         ------
1998                                                                            $   40,100
1999                                                                                 6,700
                                                                                -----------
                                                                                $   46,800
                                                                                ===========

8.       SUBSEQUENT EVENTS

On August 18, 1998, the partners transferred all the limited partnership interests in Gemini, a privately held Texas limited partnership and all the stock of Delargen Corp., the general partner, to Gemini Health Technologies L.P., a newly-formed Delaware limited partnership (the Partnership). The Partnership is owned by a publicly held company, Electropharmacology, Inc. ("EPi"). The assets are being exchanged for 6,000,000 partnership units in the Partnership, which partnership units are exchangeable, subject to certain restrictions, for shares of the EPi's common stock, on the basis of one share of EPi's common stock for each partnership unit (subject to adjustment in the case of certain events concerning EPi and/or the Partnership).

The effect of the transaction is that the business previously conducted by EPi and Gemini is now being conducted by the Partnership and Gemini, with EPi Sub being the general partner of the Partnership and the Jayaramans being the limited partner of the partnership, and the Partnership being the limited partner of Gemini and GBI remaining as the limited partner of the Partnership. At such time as the Jayaramans exchange all of their partnership units in the Partnership for shares of EPi's common stock, it is expected that the Partnership and Gemini will be dissolved, EPi Sub will be dissolved and all of such businesses will be conducted by EPi.

                         Electropharmacology, Inc.
            Unaudited Pro Forma Condensed Combined Balance Sheet
                               June 30, 1998

                                                                            Merger
                                                                ------------------------------
                                               Historical                                                          Historical
                                        ---------------------                                                     -------------
ASSETS                                                            Pro Forma                          Pro Forma
------                                      EPi        HTD        Adjustments                        Combined         GBLP
                                         ---------   ---------   -----------------------------   ---------------  -------------
Current assets :
     Cash                                 62,465          48                                           62,513     285,064
     Trade accounts receivable, net      126,723                                                      126,723      57,697
     Inventory                           159,043                                                      159,043       7,528
     Trade notes and other receivables     2,181                                                        2,181      30,200
     Prepaid expenses                    161,962                                                      161,962           -
                                     -----------   ---------   ------------                      ------------  ----------
Total current assets                     512,374          48              -                           512,422     380,488
                                     -----------   ---------   ------------                      ------------  ----------

Rental and other equipment, net          568,497         966                                          569,463     252,976
Patents & Organization Cost, net          86,088                                                       86,088      67,034
Deposits                                   5,075                                                        5,075       3,350
Acquired Developed Technology                                                                               -
Investment in ADM Tronics                                                                                   -
                                     -----------   ---------   ------------                      ------------  ----------
Total Assets                           1,172,034       1,014              -                         1,173,048     703,848
                                     ===========   =========   ============                      ============   =========

LIABILITIES AND NET CAPITAL DEFICIENCY
--------------------------------------

Current liabilities:
     Note Payable                        719,276                                                      719,276      97,185
     Accounts payable                    509,330      44,500                                          553,830        (480)
     Accrued expenses                    308,224                                                      308,224      68,958
     Accrued commissions                  14,262                                                       14,262           -
     Accrued payroll                       1,767                                                        1,767      22,361
     Customer deposits                         -                                                            -
     Deferred Revenue                     75,000                                                       75,000
     Notes payable to related parties     65,926                     63,654    (4)                    129,580
                                                                                                            -
                                     -----------   ---------   ------------                      ------------  ----------
Total current liabilities              1,693,785      44,500         63,654                         1,801,939     188,025
                                     -----------   ---------   ------------                      ------------  ----------

Long term Note Payable                    90,260                                                       90,260     932,791
Minority Interest in Limited
  Partnership
                                     -----------   ---------   ------------                      ------------  ----------
Total Liabilities                      1,784,045      44,500         63,654                         1,892,199   1,120,816
                                     ===========   =========   ============                      ============   =========

Commitments and contingencies

Net capital deficiency/Equity:
     Convertible Preferred Stock           2,430                     (2,430)   (6)                         -
     Common Stock                         41,325          32         80,409 (1), (6)                 121,766
     Additional paid-in capital       15,277,249     194,522      1,703,225    (1)                17,174,996
     Deferred Compensation               (67,678)                                                    (67,678)
     General Partner (1%)                                                                                         (85,656)
     Limited Partners (99%)                                                                                         5,000
     Deficit/Retained Earnings       (15,865,337)   (238,040)    (1,844,858)(1), (4),(6)         (17,948,235)    (336,312)
                                       ---------   ---------   ------------                     ------------    ---------
     Net capital deficiency/Total
       Equity                           (612,011)    (43,486)       (63,654)                        (719,151)    (416,967)
                                     -----------   ---------   ------------                     ------------   ----------
       Total liabilities and net
         capital deficiency            1,172,034       1,014              -                        1,173,048      703,848
                                     ===========   =========   ============                     ============    =========





                         Electropharmacology, Inc.
            Unaudited Pro Forma Condensed Combined Balance Sheet
                               June 30, 1998

(RESTUBBED TABLE)
                                                                                Medical Device
                                                          Merger                 Divestiture
                                               --------------------------     ------------------
                                                                                                        Pro Forma
                                                 Pro Forma      Pro Froma         Pro Forma              Combined
                                                 Adjustments    Combined         Adjustments           (as adjusted)
                                               -------------- -----------     ------------------      --------------
ASSETS
------

Current assets :
     Cash                                                          347,577            135,000  (3)          482,577
     Trade accounts receivable, net                                184,420                                  184,420
     Inventory                                   730,000  (2)      896,571           (152,233) (3)          744,338
     Trade notes and other receivables                              32,381                                   32,381
     Prepaid expenses                                              161,962                                  161,962
                                             -----------        ----------   ----------------          ------------
Total current assets                             730,000         1,622,910            (17,233)            1,605,677
                                             -----------        ----------   ----------------          ------------

Rental and other equipment, net                                    822,439           (613,466) (3)          208,973
Patents & Organization Cost, net                                   153,122                                  153,122
Deposits                                                             8,425                                    8,425
Acquired Developed Technology                                            -                                        -
Investment in ADM Tronics                                                -            606,667  (3)          606,667
                                             -----------        ----------   ----------------           -----------
Total Assets                                     730,000         2,606,896            (24,032)            2,582,864
                                             ===========        ==========   ================           ===========

LIABILITIES AND NET CAPITAL DEFICIENCY
--------------------------------------

Current liabilities:
     Note Payable                                                  816,461           (672,750) (3), (5)     143,711
     Accounts payable                                              553,350            (48,169) (3), (5)     505,181
     Accrued expenses                                              377,182            (29,081) (3), (5)     348,101
     Accrued commissions                                            14,262                                   14,262
     Accrued payroll                                                24,128                                   24,128
     Customer deposits                                                   -                                        -
     Deferred Revenue                                               75,000                                   75,000
     Notes payable to related parties                              129,580                                  129,580
                                                                         -                                        -
                                             -----------        ----------   ----------------          ------------
Total current liabilities                              -         1,989,964           (750,000)            1,239,964
                                             -----------        ----------   ----------------          ------------

Long term Note Payable                                           1,023,051                                1,023,051
Minority Interest in Limited
  Partnership                                 2,422,985  (2)     2,422,985                                2,422,985
                                            -----------         ----------   ----------------          ------------
Total Liabilities                             2,422,985          5,436,000           (750,000)            4,686,000
                                            ===========         ==========   ================          ============

Commitments and contingencies

Net capital deficiency/Equity:
     Convertible Preferred Stock                                        -                                         -
     Common Stock                                                 121,766              3,226  (3), (6)      124,992
     Additional paid-in capital                                17,174,996             96,774  (3), (6)   17,271,770
     Deferred Compensation                                        (67,678)                                  (67,678)
     General Partner (1%)                        87,919  (2)        2,263                                     2,263
     Limited Partners (99%)                     219,096  (2)      224,096                                   224,096
     Deficit/Retained Earnings               (2,000,000) (2)  (20,284,547)           625,968  (3), (6)  (19,658,579)
                                            -----------        ----------   ----------------          ------------
     Net capital deficiency/Total
       Equity                                (1,692,985)       (2,829,104)           725,968            (2,103,136)
                                            -----------        ----------   ----------------          ------------
       Total liabilities and net
         capital deficeincy                     730,000         2,606,896            (24,032)            2,582,864
                                            ===========        ==========   ================          ============

(1) To reflect the elimination of HTD equity accounts, issuance of EPI shares and allocation of the purchase price in excess of net tangible assets acquired, see Note 2.
(2) To reflect the elimination of the GBLP equity accounts, issuance of EPI shares and allocation of the purchase price in excess of net tangilble assets acquired, see Note 2.
(3) To reflect the sale of the Medical Device Business for $150,000 cash
    (net of $15,000 registration fee) and ADM stock (2,925,000 shares) pursuant to the Asset Purchase Agreement.
(4) To record a related party payable of $63,654 related to the exercise of 244,823 options issued to the President as if the change in control occurred on June 30, 1998.
(5) To record the settlement of certain legal expenses ($100,000) through the issuance of common shares. See Note 5.
(6) To record the issuance of 1,872,000 common shares for the conversion of the outstanding preferred stock and in exchange for certain outstanding warrants. See Note 6.

                            Electropharmacology, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                         Six Months Ended June 30, 1998

                                                                              Merger
                                                                        -----------------
                                                    Historical                                                Historical
                                             ----------------------                                          ------------
                                                                             Pro Forma        Pro Forma
                                                EPi            HTD          Adjustments        Combined           GBLP
                                             ---------      ---------   -----------------     -----------    ------------
Revenue:
  Rentals                                     143,445                -                             143,445               -
  Sales                                        42,000                -                              42,000         416,962
                                            ---------        ---------     ------------          ---------      ----------
Total revenue                                 185,445                -                -            185,445         416,962

Operating expenses:
  Cost of revenue                              67,064                -                              67,064         205,817
  Selling, general and administrative         419,874            2,664           79,944 (3), (4)   502,482         327,681
  Research and development                     13,863              300        2,000,000 (1)      2,014,163              -
                                            ---------        ---------     ------------          ---------      ----------
Total operating expenses                      500,801            2,964        2,079,944          2,583,709         533,498
                                            ---------        ---------     ------------          ---------      ----------
Loss from operations                         (315,356)          (2,964)      (2,079,944)        (2,398,264)       (116,536)

Other income  (expense)
  Interest expense                            (20,939)               -                             (20,939)              -
  Interest and other income                     2,561               10                               2,571           6,584
  Loss on disposal of equipment                     -                                                    -
                                            ---------        ---------     ------------          ---------      ----------
Total other income  (expense)                 (18,378)              10                -            (18,368)          6,584
                                            ---------        ---------     ------------          ---------      ----------
Net loss                                     (333,734)          (2,954)      (2,079,944)        (2,416,632)       (109,952)
                                            =========        =========     ============          =========      ==========

Net loss per share - basic and diluted          (0.08)              (1)                              (0.20)              -
                                            =========        =========                           =========      ==========

Weighted average number of common shares
  outstanding - basic and diluted           4,130,727            3,247       12,174,822         12,174,822               -
                                            =========        =========                           =========      ==========

                            Electropharmacology, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                         Six Months Ended June 30, 1998


(RESTUBBED TABLE)
                                                                                  Medical Device
                                                    Merger                         Divestiture
                                                ----------------               ------------------
                                                                                                           Pro Forma
                                                 Pro Forma         Pro Froma       Pro Forma                Combined
                                                 Adjustments       Combined        Adjustments           (as adjusted)
                                                 --------------- ------------  ------------------       ----------------


Revenue:
  Rentals                                                             143,445            (143,445) (2)                -
  Sales                                                               458,962             (42,000) (2)          416,962
                                                   ------------    ----------   -----------------       ---------------
Total revenue                                                 -       602,407            (185,445)              416,962

Operating expenses:
  Cost of revenue                                                     272,881             (67,064) (2)          205,817
  Selling, general and administrative                                 830,162            (200,000) (2)          630,162
  Research and development                            2,000,000 (1) 4,014,163                                 4,014,163
                                                   ------------    ----------   -----------------       ---------------
Total operating expenses                              2,000,000     5,117,206            (267,064)            4,850,142
                                                   ------------    ----------   -----------------       ---------------
Loss from operations                                 (2,000,000)   (4,514,799)             81,619            (4,433,180)

Other income  (expense)
  Interest expense                                                    (20,939)             20,939  (2)                -
  Interest and other income                                             9,155                                     9,155
  Loss on disposal of equipment                                             -                                         -
                                                   ------------    ----------   -----------------       ---------------
Total other income  (expense)                                 -       (11,784)             20,939                 9,155
                                                   ------------    ----------   -----------------       ---------------
Net loss                                             (2,000,000)   (4,526,584)            102,558            (4,424,026)
                                                   ============    ==========   =================       ===============

Net loss per share - basic and diluted                                  (0.37)                                    (0.35)
                                                                   ==========                           ===============

Weighted average number of common shares
  outstanding - basic and diluted                                  12,174,822             322,581            12,497,403
                                                                   ==========                           ===============


(1) To record the purchase of in-process research and development. See Note 2.
(2) To reflect the sale of the Medical Device Division, including related depreciation expense and savings of $200,000 in SG&A costs, as if it had occurred on January 1, 1998. See "Business-Recent Corporate Reorganization".
(3) To record a related party payable of $63,654 related to the exercise of 244,823 options issued to the President as if the change in control occurred on June 30, 1998. See "Certain Transactions"
(4) To record the issuance of 1,872,000 common shares for the conversion of the outstanding preferred stock and in exchange for certain outstanding warrants. See Note 6.

                            Electropharmacology, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 1997

                                                                       Merger
                                                                  ----------------
                                                 Historical                                     Historical
                                         ----------------------                               -------------
                                                                      Pro Forma     Pro Forma
                                            EPi          HTD         Adjustments    Combined      GBLP
                                         ---------    ---------   ----------------  ---------- -------------
Revenue:
  Rentals                               1,700,486            -                           1,700,486           -
  Sales                                   700,763            -                             700,763     118,018
                                        ---------    ---------   ------------           ----------   ---------
Total revenue                           2,401,249            -              -            2,401,249     118,018

Operating expenses:
  Cost of revenue                         611,702            -                             611,702      92,619
  Selling, general and administrative   3,177,031       89,972         79,944 (3), (4)  (3,346,947     193,169
  Research and development                214,686       28,070      2,000,000 (1)        2,242,756           -
                                        ---------    ---------   ------------           ----------   ---------
Total operating expenses                4,003,419      118,042      2,079,944            6,201,405     285,788
                                        ---------    ---------   ------------           ----------   ---------
Loss from operations                   (1,602,170)    (118,042)    (2,079,944)          (3,800,156)   (167,770)

Other income  (expense)
  Interest expense                        (25,135)      (2,198)                            (27,333)    (71,622)
  Interest and other income                 9,894          124                              10,018      13,033
  Loss on disposal of equipment           (30,506)                                         (30,506)
                                         ---------    ---------   ------------           ----------   ---------
Total other income  (expense)             (45,747)      (2,074)             -              (47,821)    (58,589)
                                         ---------    ---------   ------------           ----------   ---------
Net loss                               (1,647,917)    (120,116)    (2,079,944)          (3,847,977)   (226,359)
                                         =========    =========   ============           ==========   =========

Net loss per share - basic and diluted      (0.45)         (37)                              (0.33)          -
                                         =========    =========                          ==========   =========

Weighted average number of common
  shares outstanding - basic and
  diluted                                3,697,611       3,247     11,741,706           11,741,706           -
                                         =========    =========                         ==========   =========

                            Electropharmacology, Inc.
         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 1997

(RESTUBBED TABLE)

                                                                         Medical Device
                                                Merger                     Divestiture
                                           --------------              --------------------
                                                                                                 Pro Forma
                                            Pro Forma     Pro Froma       Pro Forma               Combined
                                            Adjustments   Combined       Adjustments            (as adjusted)
                                            ------------  ----------  ---------------------    ----------------
Revenue:
  Rentals                                                  1,700,486         (1,700,486) (2)               -
  Sales                                                      818,781           (700,763) (2)         118,018
                                         -----------     -----------   ----------------         ------------
Total revenue                                      -       2,519,267         (2,401,249)             118,018

Operating expenses:
  Cost of revenue                                            704,321           (611,702) (2)          92,619
  Selling, general and administrative                      3,540,116         (2,000,000) (2)       1,540,116
  Research and development                 2,000,000(1)    4,242,756                               4,242,756
                                         -----------     -----------   ----------------         ------------
Total operating expenses                   2,000,000       8,487,193         (2,611,702)           5,875,491
                                         -----------     -----------   ----------------         ------------
Loss from operations                      (2,000,000)     (5,967,926)           210,453           (5,757,473)

Other income  (expense)
  Interest expense                                           (98,955)            25,135  (2)         (73,820)
  Interest and other income                                   23,051                                  23,051
  Loss on disposal of equipment                              (30,506)                                (30,506)
                                          -----------     -----------  ----------------         ------------
Total other income  (expense)                      -        (106,410)            25,135              (81,275)
                                          -----------     -----------  ----------------         ------------
Net loss                                  (2,000,000)     (6,074,336)           235,588           (5,838,748)
                                          ===========     ===========  ================         ============

Net loss per share - basic and diluted                         (0.52)                                  (0.48)
                                                          ===========                           ============

Weighted average number of common
  shares outstanding - basic and
  diluted                                                 11,741,706            322,581           12,064,287
                                                          ===========                           ============


(1) To record the purchase of in-process research and development. See Note 2.
(2) To reflect the sale of the Medical Device Division, including related depreciation expense and savings of $200,000 in SG&A costs, as if it had occurred on January 1, 1997. See "Business-Recent Corporate Reorganization".
(3) To record a related party payable of $63,654 related to the exercise of 244,823 options issued to the President as if the change in control occurred on June 30, 1998. See "Certain Transactions"
(4) To record the issuance of 1,872,000 common shares for the conversion of the outstanding preferred stock and in exchange for certain outstanding warrants. See Note 6.

                            Electropharmacology, Inc.

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


1.    Determination of Purchase Price for HTD and GBLP

         The purchase price for both HealthTech Development, Inc., a development stage company ("HTD") and Gemini Biotech L.P. (GBLP) was determined by the Company's management (see Notes to the Financial Statements -"Use of Estimates") in accordance with APB 16 and was based upon a number of objective and subjective factors including but not limited to (a) reference to the market price of Common Stock during the negotiation period and leading up to the execution of the acquisition agreements; (b) the Company's management's estimation that the outstanding liabilities, transaction costs and ongoing operation costs of HTD through the closing of its merger into the Company would generally offset the realizable value of tangible assets, such that the only material assets of HTD remaining as of the effective time of the merger would be intangible assets consisting of technology rights and license agreements; (c) the Company's management's assessment of the synergistic value of (i) HTD's various technologies (ii) GBLP's various technologies and (iii) the technologies licensed through the licensing agreement with Elan Pharma International Limited, as well as the investment by Elan International Services, Ltd. in Common Stock of the Company in combination with the Company's own drug delivery technologies in attracting corporate sponsors, facilitating technology licenses and other fund raising activities, and providing a greater balance to the Company's stock holders.

         APB 16 states that the cost of an acquired company is measured by the fair value of the consideration received. Since at the time of the foregoing transactions there was no active trading market for the Company's Common Stock, an objective measurement of its fair value is difficult. The Company utilized various valuation methodologies including the income approach, stock price approach and company comparable approach. Based on these methodologies, the Company determined that the 20 day average stock price preceding each transaction represented the most logical valuation methodology and has accounted for the valuation of the respective technologies accordingly. This methodology indicated a value of approximately $2,000,000 for HTD and $2,730,000 for GBLP and their related developed technology (as defined below), which were the primary assets being acquired by the Company given its current business strategy. Since the technologies, chemical compounds, gene databases, intellectual property rights and other intangible assets so acquired are not at this time susceptible to precise valuation, the Company has used valuations that it believes are reasonable based on its significant knowledge of such assets but there can be no assurance that such valuations are accurate or reliable.

2.    Accounting for Mergers and Allocation of Purchase Price

         The HTD and GBLP mergers will be accounted for as a purchase transaction with the Company as the acquiring company. The total estimated purchase price of $2,000,000 for HTD and $2,730,000 for GBLP has been allocated to the fair market values of the assets acquired and the liabilities assumed. The pro forma allocation of the purchase price is based upon information that was available at the date of preparation of the pro forma financial statements and is subject to change, although this preliminary allocation is not expected to materially differ from the final allocation.

         In accordance with the provisions of APB Nos. 16 and 17, all identifiable assets acquired, including identifiable intangible assets, were assigned a portion of the purchase price on the basis of their fair values. To this end, the Company performed and detailed analysis to determine the fair value of the identifiable assets in allocating the purchase price among the Acquired Assets.

         The income, stock valuation, and comparable market approaches were used to value the Acquired Assets. Standard valuation procedures indicate that these are appropriate methodologies for valuing intangible assets such as patents and patent applications, licenses, employment agreements, noncompete agreements, chemical compounds, genetic databases, and various other intellectual property.

         In the case of HTD, the base technologies (the "Developed Technology") have various ascertainable development timelines with additional human or financial resources still required for further development in order to realize economic benefits. These base technologies include intellectual property in the application of cancer drugs, new drug targets, and immune system booster technologies. Since the technology is not well defined and understood by the biotechnology community, management of the Company has determined that a combination of the various valuation methodologies would provide the most reliable valuation. Other intangibles considered included license agreements, patents issued and patent applications pending, reputation and associated goodwill, as well as the potential for incomplete research and development projects. A review of the assets and liabilities carried on HTD's balance sheet as of December 31, 1997 indicated that the carrying value of such assets and liabilities did not approximate their fair values at that date and, accordingly, various intangible assets of $2,000,000 have been recorded. As a result of the acquired technologies development timeline, substantial development costs, technological feasibility, and various other uncertainties involved related to the commercialization of these technologies, the Company has classified the acquired intangible assets as in-process research and development in the allocation of the purchase price. Although we have used our experience and observation in the industry, the results are estimates only. We are not sure if the valuation and the respective allocation of the purchase price and the corresponding accounting treatment as in-process research and development in the financial statements is correct since we can not predict the outcome of any technology at this early stage of development.


         The calculation of the estimated purchase price is as follows:

         NET LIABILITIES:
                  Net liabilities (less fair value of assets).................$    43,486
         EQUITY:
                  Common Stock issued (6,172,000 shares valued
                           At $0.317 per share).................................1,956,514
                                                                              -----------
         Estimated Total Purchase Price.......................................$ 2,000,000

         As a condition to the HTD merger agreement, up to an additional
1,650,000 shares of Common Stock of the Company may be issued to the former shareholders of HTD based on certain minimum net revenues amounts, certain net pretax profit percentages, and the certain development milestones.

         The estimated allocation of the purchase price is as follows:

         In-Process Research and Development...................................$2,000,000
                                                                              -----------
                  Estimated net assets acquired................................$2,000,000

         In the case of GBLP, the base technologies (the "Developed Technology") have various ascertainable development timelines with additional human or financial resources still required to be expended for further development in order to realize economic benefits. These base technologies include intellectual property in the application of cancer and inflammation drugs. Management of the Company has determined that a combination of the various valuation methodologies would provide the most reliable valuation. Other intangibles considered include license agreements, patents issued and patent applications pending, reputation and associated goodwill, as well as the potential for incomplete research and development projects. A review of the assets and liabilities carried on GBLP's balance sheet as of December 31, 1997 indicated that the carrying value of such assets and liabilities did not approximate their fair values at that date and accordingly, various intangible assets of $2,730,000 have been recorded and classified as inventory and in-process research and development in the allocation of the purchase price. As a result of the acquired technologies development timeline, substantial development costs, technological feasibility, and various other uncertainties involved related to the commercialization of these technologies, the Company has classified the majority of the acquired intangible assets as in-process research and development in the allocation of the purchase price. Although we have used our experience and observation in the industry, the results are estimates only. We are not sure if the valuation and the respective allocation of the purchase price and the corresponding accounting treatment as in-process research and development in the financial statements is correct since we can not predict the outcome of any technology at this early stage of development.

         The calculation of the estimated purchase price is as follows:

         NET LIABILITIES:
                  Net liabilities (less fair value of assets).................$      416,968
         EQUITY:
                  Partnership Units issued (6,000,000 units convertible Into
                  6,000,000 shares of Common Stock of the Company after 12
                  months, valued at
                   $0.3855 per unit)...............................................2,313,032
                                                                                ------------
         Estimated Total Purchase Price............................................2,730,000

         As a condition to the GBLP merger agreement, additional partnership units of up to 1,050,000 (convertible into 1,050,000 shares of Common Stock of the Company) may be issued to the former partners of GBLP based on certain development milestones.

         The estimated allocation of the purchase price is as follows:

         Inventory................................................................$  730,000
         In-Process Research and Development.......................................2,000,000
                                                                                ------------
                  Estimated net assets acquired....................................2,730,000

3.    Divestiture of Company's SofPulse Business

         On August 18, 1998, the Company sold substantially all of the assets of its SofPulse medical device business to a wholly-owned subsidiary of ADM Tronics Unlimited, Inc. ("ADM"), a publicly traded company, in exchange for a combination of $150,000 in cash, 1,400,000 shares of ADM common stock issued to the Company, and additional 1,540,000 shares of ADM common stock issued to pay approximately $650,000 of the Company's payable (see "Certain Transactions") and a warrant to purchase additional shares of ADM common stock if ADM achieves certain sales objectives with respect to its conduct of the SofPulse business. The Company recorded an extraordinary gain on the disposition of assets of approximately $640,000 as a result of this divestiture.

4.    Additional Stock Options Issued to the Company's President

         Effective as of August 24, 1998 as a result of merger with HTD and the acquisition of GBLP in conjunction with certain change of control provisions in the President's employment contract, the Company recorded a related party payable to the President for $63,654 related to the exercise of 244,823 options to purchase common stock at $.26 per share. This has been shown as additional compensation expense for pro-forma presentation.

5.    Settlement of certain legal expenses

         On August 24, 1998 in conjunction with the merger of HTD the Company issued 322,581 common shares at a price of $0.31 per share in settlement of certain legal expenses totaling $100,000 with the Company's previous corporate counsel.


6.    Conversion of Preferred Stock and exchange of warrants

         On August 24, 1998 in conjunction with the merger of HTD the Company issued 1,872,000 common shares for the conversion of the outstanding preferred stock and in exchange for certain outstanding warrants. As a result of these issuances, the Company recorded additional consulting expense of $16,290.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electropharmacology, Inc.




                            By: /s/ Arup Sen
                               --------------------------------------
                               Arup Sen
                               President and Chief Executive Officer

November 2, 1998